Quarterly Report | February 28, 2017

2017 1st Quarter Report Closed-End Funds

## Midstream focused

**Tortoise**
Energy Infrastructure Corp.
(NYSE: TYG)

**Tortoise**
MLP Fund, Inc.
(NYSE: NTG)

**Tortoise**
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

## Upstream focused

**Tortoise**
Energy Independence Fund, Inc.
(NYSE: NDP)

## Energy value chain

**Tortoise**
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

**www.tortoiseadvisors.com**

Tortoise Capital Advisors
2017 1st Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors specializes in essential assets investing, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders	2	TPZ: Fund Focus	16
TYG: Fund Focus	4	Financial Statements	19
NTG: Fund Focus	7	Notes to Financial Statements	50
TTP: Fund Focus	10	Additional Information	65
NDP: Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,795.3
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,632.1
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$304.5
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$296.7
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$222.7

1 As of 3/31/2017
2 As a percentage of total long-term investments as of 2/28/2017

Tortoise Capital Advisors	1

Tortoise Capital Advisors
First quarter 2017 report to closed-end fund stockholders

Dear fellow stockholders,

Performance within the energy sector was mixed for the first fiscal quarter with the S&P Energy Select Sector® Index returning -3.6%. Upstream producers and larger integrated energy companies retreated while midstream companies, including MLPs, experienced continued strength following the Presidential election and subsequent executive orders easing pipeline regulations. The U.S. continues to move toward energy independence and according to the Energy Information Administration, will likely become a net energy exporter by 2026.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned -10.6% for the fiscal quarter. Even though prices were steady and Organization of Petroleum Exporting Countries’ (OPEC’s) compliance to its output agreement has been strong, the market did not respond as positively as expected. We believe that high crude oil inventory levels in the U.S. and expected U.S. production growth following higher rig counts are leading to skepticism around the sustainability of higher prices. Heavy imports, coupled with lower refiner demand during maintenance season, led to sustained inventory builds in the U.S., although they appear to be decreasing globally. U.S. crude oil production estimates continued to be revised up, mainly due to the increase in rigs coming back online with greater efficiency, especially those in the Permian and Eagle Ford Basins. As such, 2017 average production is now estimated at 9.2 million barrels per day (MMbbl/d) and 9.9 MMbbl/d for 2018.1

Throughout the first fiscal quarter, prices were relatively stable with West Texas Intermediate (WTI) starting the period at $49.44 per barrel and ending at $54.01.

Natural gas prices opened the fiscal quarter at $3.30 per million British thermal units (MMBtu) and ended the quarter near the low at $2.52. Warm winter weather throughout the country was a headwind for natural gas demand, though mitigated somewhat by increased demand for exports leading to lower inventory levels versus last year.1

Natural gas production is expected to average 73.1 billion cubic feet per day in 2017 and rise to an average of 77.1 billion cubic feet per day in 2018.1 For natural gas liquids and particularly propane, prices improved following higher demand. The U.S. is now exporting more than a billion cubic feet of propane per day,1 which is part of the broader story of the U.S. shift from net energy importer to net energy exporter.

Midstream

Pipeline companies had a strong fiscal quarter with the Tortoise North American Pipeline IndexSM returning 4.9%. MLPs, which had experienced more technical pressure during the downturn, had a strong rebound with a return of 9.8% for the fiscal quarter, as represented by the Tortoise MLP Index®.

The Trump administration is supportive of pipeline projects, which has driven an uptick in project announcements. Our long-term outlook for the midstream sector remains positive with our projection for capital investments in MLPs, pipeline and related organic projects remaining strong at approximately $110 billion for 2017 to 2019. Simplification continued through restructuring incentive distribution rights (IDRs), thus simplifying the capital structure, lowering the cost of capital and improving growth profiles.

Downstream

Refinery utilization was lower during the first fiscal quarter, as is typical during this timeframe due to the scheduled maintenance season. We expect utilization to rise as this season ends in the second fiscal quarter. For petrochemical companies, the long-anticipated wave of ethylene facilities starting to come into service during 2017 was a positive driver.

Utilities performed well despite the potential for higher interest rates, perhaps in anticipation of less regulatory burden implemented by the new administration, although we do expect state-specific regulations to remain.

Renewables continued to play a larger part of the global energy landscape. The solar segment is expected to be the fastest growing on a percentage basis and will likely increase by 44% over the next two years.1 We believe that state-level mandates will remain in place during the Trump administration.

Capital markets

Capital markets remained active on both the equity and debt sides during the fiscal quarter. Though there were no midstream MLP initial public offerings during the fiscal quarter, MLPs and other pipeline companies raised approximately $35 billion, with the majority in equity offerings. Capital markets continued to be supportive of exploration and production companies though they have become less active as companies focus on spending within cash flow.

Merger and acquisition activity among MLPs and other pipeline companies totaled almost $30 billion. As an example of the midstream simplifications mentioned earlier, ONEOK, Inc. had the largest announced transaction of the quarter with the acquisition of its remaining public stake in ONEOK Partners, L.P., in a deal valued at about $17 billion.

(unaudited)

2	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Concluding thoughts

We expect to see some volatility throughout 2017, but from a long-term perspective, our outlook for the energy sector remains strong. As we see the U.S. make the expected transition from net energy importer to net energy exporter over the next decade, we believe compelling opportunities across the energy value chain will continue.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, April 2017

(unaudited)

Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2017 were 15.3% and 12.3%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 9.8% for the same period. The fund’s positive performance was largely driven by the Trump administration’s support of MLPs and other pipeline company projects as well as some companies simplifying their capital structure, thus lowering the cost of capital and improving growth profiles within the segment.

First fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 2/28/2017)	7.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in February 2004	$28.4975
Market-based total return	15.3%
NAV-based total return	12.3%
Premium (discount) to NAV (as of 2/28/2017)	9.1%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Strong fee-based cash flows and organic growth projects focused on the Permian Basin and the Gulf Coast region
Tesoro Logistics LP	Midstream crude oil pipeline MLP	Visibility to strong growth from dropdown asset suite of sponsor
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Agreement to merge with Sunoco Logistics viewed favorably due to more diversified company and credit profile along with greater clarity on Dakota Access Pipeline (DAPL) project
Western Gas Partners, LP	Midstream gathering and processing MLP	Visibility to growth due to strategic assets in the Permian Basin
Bottom five contributors	Company type	Performance driver
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Concerns about sustainability of distributions
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Increased competition for Permian crude oil pipelines
Genesis Energy L.P.	Midstream crude oil pipeline MLP	Lower distribution growth rate
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Mixed views on impact of limited partnership merger of Energy Transfer Partners and Sunoco Logistics
Tallgrass Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Limited visibility to depth of dropdown suite of parent company

(unaudited)

4	Tortoise Capital Advisors

2017 1st Quarter Report  | February 28, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 2.9% as compared to 4th quarter 2016 due primarily to the impact of trading activity as well as increased distribution rates of the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, increased 8.3% during the quarter due to higher asset-based fees. Overall leverage costs decreased 2.8% as compared to 4th quarter 2016 due to lower leverage utilization as well as a reduction in the overall cost of leverage during the quarter.

As a result of the changes in income and expenses, DCF increased approximately 3.0% as compared to 4th quarter 2016. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 1st quarter 2016. The fund has paid cumulative distributions to stockholders of $28.4975 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2017 (in thousands):

1st Qtr 2017
Net Investment Loss, before Income Taxes	$(7,172)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	40,158
Amortization of debt issuance costs	115
Interest rate swap expenses	(197)
DCF	$32,904

Leverage

The fund’s leverage utilization decreased by $14.9 million during 1st quarter 2017 and represented 24.7% of total assets at February 28, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 4.9 years and the weighted-average annual rate on leverage was 3.40%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 1st quarter 2017, the fund’s deferred tax liability increased by $102.7 million to $554.5 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $71.6 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016				2017
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$47,200	$44,670	$45,694	$44,714	$46,007
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	5,321	5,719	6,215	6,067	6,380
Other operating expenses	466	461	459	229	437
	5,787	6,180	6,674	6,296	6,817
Distributable cash flow before leverage costs and current taxes	41,413	38,490	39,020	38,418	39,190
Leverage costs(2)	7,700	6,479	6,433	6,467	6,286
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$33,713	$32,011	$32,587	$31,951	$32,904

As a percent of average total assets(5)
Total from investments	7.67%	7.28%	6.85%	6.90%	6.83%
Operating expenses before leverage costs and current taxes	0.94%	1.01%	1.00%	0.97%	1.01%
Distributable cash flow before leverage costs and current taxes	6.73%	6.27%	5.85%	5.93%	5.82%
As a percent of average net assets(5)
Total from investments	16.09%	13.54%	12.45%	12.58%	12.32%
Operating expenses before leverage costs and current taxes	1.97%	1.87%	1.82%	1.77%	1.83%
Leverage costs and current taxes	2.62%	1.96%	1.75%	1.82%	1.68%
Distributable cash flow	11.50%	9.71%	8.88%	8.99%	8.81%

Selected Financial Information
Distributions paid on common stock	$31,682	$31,682	$31,961	$32,045	$32,082
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	106.4%	101.0%	102.0%	99.7%	102.6%
Net realized gain, net of income taxes, for the period	41,667	47,833	13,034	15,215	71,641
Total assets, end of period(7)	2,213,663	2,587,793	2,628,678	2,593,722	2,842,641
Average total assets during period(8)	2,475,404	2,442,341	2,654,126	2,607,027	2,733,122
Leverage(9)	689,700	704,000	720,200	716,800	701,900
Leverage as a percent of total assets	31.2%	27.2%	27.4%	27.6%	24.7%
Net unrealized depreciation, end of period	(483,386)	(269,349)	(204,786)	(217,646)	(109,826)
Net assets, end of period	1,176,897	1,390,531	1,443,397	1,412,274	1,556,125
Average net assets during period(10)	1,179,868	1,312,506	1,460,638	1,429,146	1,513,999
Net asset value per common share	24.33	28.71	29.54	28.83	31.74
Market value per share	24.26	27.90	30.48	30.63	34.63
Shares outstanding (000’s)	48,370	48,434	48,859	48,980	49,031

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2017 were both 10.7% (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 9.8% for the same period. The fund’s positive performance was largely driven by the Trump administration’s support of MLPs and other pipeline company projects as well as some companies simplifying their capital structure, thus lowering the cost of capital and improving growth profiles within the segment.

First fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 2/28/2017)	8.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2010	$10.8125
Market-based total return	10.7%
NAV-based total return	10.7%
Premium (discount) to NAV (as of 2/28/2017)	(1.7)%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Agreement to merge with Sunoco Logistics viewed favorably due to more diversified company and credit profile along with greater clarity on the Dakota Access Pipeline (DAPL) project
Tesoro Logistics LP	Midstream crude oil pipeline MLP	Visibility to strong growth from dropdown asset suite of sponsor
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Steady cash flows and growing distributions as well as improved natural gas liquids (NGLs) outlook
Western Gas Partners, LP	Midstream gathering and processing MLP	Visibility to growth due to strategic assets in the Permian Basin

Bottom five contributors	Company type	Performance driver
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Concerns about sustainability of distributions
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Increased competition for Permian crude oil pipelines
Genesis Energy L.P.	Midstream crude oil pipeline MLP	Lower distribution growth rate
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Mixed views on impact of limited partnership merger of Energy Transfer Partners and Sunoco Logistics
Western Gas Equity Partners, LP	Midstream gathering and processing MLP	Overhang of equity sale from parent company

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 1.0% as compared to 4th quarter 2016 due primarily to increased distribution rates of the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, increased approximately 4.0% during the quarter due to higher asset-based fees. Leverage costs increased approximately 0.9% as compared to 4th quarter 2016 due primarily to an increase in interest rates during the quarter.

As a result of the changes in income and expenses, DCF increased approximately 0.5% as compared to 4th quarter 2016. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 1st quarter 2016. The fund has paid cumulative distributions to stockholders of $10.8125 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2017 (in thousands):

1st Qtr 2017
Net Investment Loss, before Income Taxes	$(6,969)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	26,676
Amortization of debt issuance costs	91
DCF	$19,798

Leverage

The fund’s leverage utilization decreased by $1.1 million during 1st quarter 2017 and represented 26.5% of total assets at February 28, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 2.6 years and the weighted-average annual rate on leverage was 3.65%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 1st quarter 2017, the fund’s deferred tax liability increased by $56.2 million to $217.6 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $14.9 million during the quarter. As of November 30, 2016, the fund had net operating losses of $56 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016				2017
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$27,259	$26,411	$27,901	$27,640	$27,925
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	2,868	3,292	3,654	3,584	3,752
Other operating expenses	323	336	336	336	324
	3,191	3,628	3,990	3,920	4,076
Distributable cash flow before leverage costs and current taxes	24,068	22,783	23,911	23,720	23,849
Leverage costs(2)	4,018	3,949	3,960	4,013	4,051
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$20,050	$18,834	$19,951	$19,707	$19,798

As a percent of average total assets(5)
Total from investments	8.15%	7.55%	7.28%	7.29%	7.09%
Operating expenses before leverage costs and current taxes	0.95%	1.04%	1.04%	1.03%	1.04%
Distributable cash flow before leverage costs and current taxes	7.20%	6.51%	6.24%	6.26%	6.05%
As a percent of average net assets(5)
Total from investments	14.47%	12.42%	11.90%	12.17%	11.79%
Operating expenses before leverage costs and current taxes	1.69%	1.71%	1.70%	1.73%	1.72%
Leverage costs and current taxes	2.13%	1.86%	1.69%	1.77%	1.71%
Distributable cash flow	10.65%	8.85%	8.51%	8.67%	8.36%

Selected Financial Information
Distributions paid on common stock	$19,858	$19,857	$19,858	$19,891	$19,892
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	101.0%	94.8%	100.5%	99.1%	99.5%
Net realized gain (loss), net of income taxes, for the period	(13,779)	21,730	27,199	14,157	14,896
Total assets, end of period(7)	1,254,081	1,483,491	1,528,949	1,514,354	1,657,717
Average total assets during period(8)	1,345,702	1,390,807	1,524,786	1,524,805	1,596,610
Leverage(9)	431,600	439,900	443,300	440,800	439,700
Leverage as a percent of total assets	34.4%	29.7%	29.0%	29.1%	26.5%
Net unrealized appreciation (depreciation), end of period	(52,047)	90,594	112,273	107,907	193,975
Net assets, end of period	757,055	893,988	919,721	904,866	981,071
Average net assets during period(10)	757,446	845,912	932,440	913,726	960,910
Net asset value per common share	16.11	19.02	19.53	19.22	20.84
Market value per common share	15.64	17.82	19.68	18.90	20.49
Shares outstanding (000’s)	47,000	47,000	47,081	47,081	47,081

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2017 were 1.5% and 2.5%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 4.9% for the same period. The fund’s positive performance was largely driven by the Trump administration’s support of MLPs and other pipeline company projects as well as some companies simplifying their capital structure, thus lowering the cost of capital and improving growth profiles within the segment. However, the fund’s exposure to upstream oil and gas producers on which to execute its covered call strategy hindered performance.

First fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 2/28/2017)	7.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in October 2011	$8.8750
Market-based total return	1.5%
NAV-based total return	2.5%
Premium (discount) to NAV (as of 2/28/2017)	(8.9)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In an attempt to generate the same monthly income, the out-of-the-money percentage was generally flat quarter-over-quarter as volatility was similar. The notional amount of the fund’s covered calls averaged approximately 10.0% of total assets, and their out-of-the-money percentage at the time written averaged approximately 7.1% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Tallgrass Energy GP, LP	Midstream natural gas/natural gas liquids pipeline MLP	Continued strong distribution growth with visibility to continue dropdowns to its limited partnership
Targa Resources Corp.	Midstream gathering and processing company	Improving commodity prices and a positive outlook for natural gas liquid demand
Williams Partners L.P.	Midstream gathering and processing MLP	Simplification transaction with parent company viewed favorably
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Agreement to merge with Sunoco Logistics viewed favorably due to more diversified company and credit profile along with greater clarity on Dakota Access Pipeline (DAPL) project
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights (IDRs) restructuring

Bottom five contributors	Company type	Performance driver
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Concerns about sustainability of distributions
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Increased competition for Permian crude oil pipelines and equity offering
EOG Resources, Inc.	Upstream liquids producer	Concern OPEC may not extend cut to second half of the year
Concho Resources Inc.	Upstream liquids producer	Concern OPEC may not extend cut to second half of the year
Continental Resources, Inc.	Upstream liquids producer	Oil and gas producers with higher leverage got off to a slow start in 2017

(unaudited)

10	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 1.5% as compared to 4th quarter 2016, primarily due to the impact of trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, increased by 7.0% during the quarter due to higher asset-based fees. Leverage costs increased approximately 1.3% as compared to 4th quarter 2016 due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased by 3.9% as compared to 4th quarter 2016. In addition, the fund had net realized gains on investments of $2.3 million during 1st quarter 2017.

The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 1st quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $8.8750 per share since its inception in Oct. 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2017 (in thousands):

1st Qtr 2017
Net Investment Loss	$(324)
Adjustments to reconcile to DCF:
Net premiums on options written	1,275
Distributions characterized as return of capital	2,379
Dividends paid in stock	385
Amortization of debt issuance costs	14
DCF	$3,729

Leverage

The fund’s leverage utilization increased slightly during 1st quarter 2017 and represented 22.0% of total assets at February 28, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 2.8 years and the weighted-average annual rate on leverage was 3.31%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016				2017
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,529	$3,685	$3,855	$3,606	$3,594
Dividends paid in stock	406	421	433	444	385
Net premiums on options written	1,437	1,238	1,219	1,284	1,275
Total from investments	5,372	5,344	5,507	5,334	5,254
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	554	643	742	768	824
Other operating expenses	136	139	144	142	150
	690	782	886	910	974
Distributable cash flow before leverage costs	4,682	4,562	4,621	4,424	4,280
Leverage costs(2)	564	536	536	544	551
Distributable Cash Flow(3)	$4,118	$4,026	$4,085	$3,880	$3,729

Net realized gain (loss) on investments and foreign currency
translation, for the period	$(16,941)	$(6,676)	$1,927	$25,178	$2,316
As a percent of average total assets(4)
Total from investments	9.07%	8.68%	7.83%	7.25%	6.94%
Operating expenses before leverage costs	1.16%	1.27%	1.26%	1.24%	1.29%
Distributable cash flow before leverage costs	7.91%	7.41%	6.57%	6.01%	5.65%
As a percent of average net assets(4)
Total from investments	14.71%	11.87%	10.10%	9.38%	8.77%
Operating expenses before leverage costs	1.89%	1.74%	1.63%	1.60%	1.63%
Leverage costs	1.54%	1.19%	0.98%	0.96%	0.92%
Distributable cash flow	11.28%	8.94%	7.49%	6.82%	6.22%

Selected Financial Information
Distributions paid on common stock	$4,082	$4,081	$4,082	$4,082	$4,082
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	213,999	269,483	286,224	303,989	303,685
Average total assets during period(6)	238,257	244,963	279,684	295,803	307,063
Leverage(7)	65,000	65,100	65,000	66,600	66,700
Leverage as a percent of total assets	30.4%	24.2%	22.7%	21.9%	22.0%
Net unrealized appreciation (depreciation), end of period	(75,017)	(5,987)	11,363	6,052	8,983
Net assets, end of period	144,960	202,587	218,368	234,539	235,779
Average net assets during period(8)	146,835	179,041	216,881	228,681	242,897
Net asset value per common share	14.47	20.23	21.80	23.42	23.54
Market value per common share	12.56	17.37	19.69	21.55	21.45
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2017 were 5.9% and -4.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -10.6% for the same period. The fund’s performance was helped by its exposure to the midstream companies that it holds to execute its covered call strategy. Liquids producers in the Permian and Eagle Ford basins pulled back from their strong performance in 2016. Natural gas producers, particularly those in the Marcellus shale, also detracted from performance due to the weaker prices with warm winter weather.

First fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 2/28/2017)	10.7%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2012	$7.8750
Market-based total return	5.9%
NAV-based total return	(4.0)%
Premium (discount) to NAV (as of 2/28/2017)	3.1%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 67.9% of total assets and their out-of-the-money percentage at the time written averaged approximately 8.9% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
DCP Midstream Partners, LP	Midstream gathering and processing MLP	Improving commodity prices and a positive outlook for natural gas liquid demand
Rice Midstream Partners LP	Midstream gathering and processing MLP	Growing Northeast natural gas production supported infrastructure buildout and purchased through a private investment in public equity offering
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Visibility to strong growth from dropdown asset suite of sponsor
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights (IDRs) restructuring
Tesoro Logistics LP	Midstream crude oil pipeline MLP	Visibility to strong growth from dropdown asset suite of sponsor

Bottom five contributors	Company type	Performance driver
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Concerns about sustainability of distributions
SM Energy Company	Upstream oil and natural gas producer	Oil and gas producers with higher leverage got off to slow start in 2017
EQT Corporation	Upstream natural gas producer	Weaker natural gas prices due to warmer winter
Carrizo Oil & Gas Inc.	Upstream oil and natural gas producer	Oil and gas producers with higher leverage got off to a slow start in 2017
Continental Resources, Inc.	Upstream liquids producer	Oil and gas producers with higher leverage got off to a slow start in 2017

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 3.3% as compared to 4th quarter 2016, primarily due to higher net premiums on options written and the impact of trading activity. Operating expenses, consisting primarily of fund advisory fees, increased approximately 7.1% during the quarter due to higher asset-based fees. Total leverage costs increased approximately 18.4% as compared to 4th quarter 2016, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased by approximately 2.2% as compared to 4th quarter 2016. In addition, the fund had net realized gains on investments of $5.9 million during 1st quarter 2017.

The fund maintained its quarterly distribution of $0.4375 per share during 1st quarter 2017, which was equal to the distribution paid in the prior quarter and 1st quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund has paid cumulative distributions to stockholders of $7.8750 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2017 (in thousands):

1st Qtr 2017
Net Investment Loss	$(882)
Adjustments to reconcile to DCF:
Net premiums on options written	5,749
Distributions characterized as return of capital	1,161
Dividends paid in stock	299
DCF	$6,327

Leverage

The fund’s leverage utilization increased approximately 2.0% as compared to 4th quarter 2016. The fund utilizes all floating rate leverage that had an interest rate of 1.59% and represented 21.9% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016				2017
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,694	$1,615	$1,457	$1,363	$1,494
Dividends paid in stock	268	278	285	293	299
Net premiums on options written	5,531	6,090	5,863	5,645	5,749
Total from investments	7,493	7,983	7,605	7,301	7,542
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	586	661	737	749	820
Other operating expenses	134	161	174	151	144
	720	822	911	900	964
Distributable cash flow before leverage costs	6,773	7,161	6,694	6,401	6,578
Leverage costs(2)	181	191	199	212	251
Distributable Cash Flow(3)	$6,592	$6,970	$6,495	$6,189	$6,327
Net realized gain (loss) on investments and foreign currency
translation, for the period	$(7,899)	$(23,227)	$(690)	$4,490	$5,898
As a percent of average total assets(4)
Total from investments	11.88%	12.02%	10.29%	9.58%	9.86%
Operating expenses before leverage costs	1.14%	1.24%	1.23%	1.18%	1.26%
Distributable cash flow before leverage costs	10.74%	10.78%	9.06%	8.40%	8.60%
As a percent of average net assets(4)
Total from investments	17.11%	15.67%	13.00%	12.31%	12.36%
Operating expenses before leverage costs	1.64%	1.61%	1.56%	1.52%	1.58%
Leverage costs	0.41%	0.37%	0.34%	0.36%	0.41%
Distributable cash flow	15.06%	13.69%	11.10%	10.43%	10.37%

Selected Financial Information
Distributions paid on common stock	$6,351	$6,351	$6,350	$6,351	$6,351
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	228,663	287,532	301,460	319,343	297,341
Average total assets during period(5)	253,624	264,154	294,100	306,669	310,231
Leverage(6)	61,800	62,600	64,000	63,800	65,100
Leverage as a percent of total assets	27.0%	21.8%	21.2%	20.0%	21.9%
Net unrealized appreciation (depreciation), end of period	(117,834)	(27,486)	(7,816)	1,717	(16,339)
Net assets, end of period	164,735	222,159	235,472	246,088	230,201
Average net assets during period(7)	176,104	202,667	232,775	238,453	247,529
Net asset value per common share	11.35	15.30	16.22	16.95	15.84
Market value per common share	9.76	13.71	15.61	15.85	16.33
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,537

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2017 were 7.0% and 5.0%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 5.2% for the same period. The fund’s positive performance was largely driven by the Trump administration’s support of MLPs and other pipeline company projects as well as some companies simplifying their capital structure, thus lowering the cost of capital and improving growth profiles within the segment. Power companies, an area of focus for the fund, had positive performance for the fiscal quarter, but did not perform as well as the other sub-sectors due to their defensive nature. Energy equities performed better than energy fixed income throughout the fiscal quarter.

First fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 2/28/2017)	6.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution decrease	(9.1)	% **
Cumulative distribution to stockholders
since inception in July 2009	$12.6500
Market-based total return	7.0%
NAV-based total return	5.0%
Premium (discount) to NAV (as of 2/28/2017)	(8.6)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.
**	Reflects the elimination of the capital gain component of the distribution. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Agreement to merge with Sunoco Logistics viewed favorably due to more diversified company and credit profile along with greater clarity on Dakota Access Pipeline (DAPL) project
Tallgrass Energy GP, LP	Midstream natural gas/natural gas liquids pipeline MLP	Continued strong distribution growth with visibility to continue dropdowns to its limited partnership
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights (IDRs) restructuring
Williams Partners L.P.	Midstream gathering and processing MLP	Simplification transaction with parent company viewed favorably

Bottom five contributors	Company type	Performance driver
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Concerns about sustainability of distributions
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Increased competition for Permian crude oil pipelines and equity offering
SemGroup Corporation	Midstream crude oil pipeline company	Increased competition for Rockies crude oil pipelines
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Increased competition for Permian crude oil pipelines
The Williams Companies, Inc.	Midstream gathering and processing company	Delay in sale of petrochemical business

(unaudited)

16	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 0.5% as compared to 4th quarter 2016 mainly due to increased distribution rates from the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, increased approximately 1.2% during the quarter due to higher asset-based fees. Total leverage costs increased approximately 9.0% as compared to 4th quarter 2016, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased slightly as compared to 4th quarter 2016. In addition, the fund had net realized gains on investments of $3.0 million during 1st quarter 2017.

The fund paid monthly distributions of $0.125 per share during 1st quarter 2017, which was unchanged over the prior quarter and a decrease of 9.1% from the total distributions paid in 1st quarter 2016. The fund eliminated the capital gain component of the monthly distribution in 2nd quarter 2016 because it did not anticipate the same level of capital gains following market declines over the past year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 2nd quarter 2017. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $12.65 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2017 (in thousands):

1st Qtr 2017
Net Investment Income	$1,066
Adjustments to reconcile to DCF:
Dividends paid in stock	264
Distributions characterized as return of capital	1,251
Interest rate swap expenses	(47)
Change in amortization methodology	7
DCF	$2,541

Leverage

The fund’s leverage utilization increased slightly as compared to 4th quarter 2016 and represented 22.9% of total assets at February 28, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 41% of the leverage cost was fixed, the weighted-average maturity was 1.0 year and the weighted-average annual rate on leverage was 1.90%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016				2017
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on corporate bonds	$1,672	$1,616	$1,605	$1,537	$1,519
Distributions and dividends from investments,
net of foreign taxes withheld	1,568	1,631	1,738	1,620	1,650
Dividends paid in stock	241	250	251	258	264
Total from investments	3,481	3,497	3,594	3,415	3,433
Operating Expenses Before Leverage Costs
Advisory fees	409	453	499	503	518
Other operating expenses	125	148	153	140	133
	534	601	652	643	651
Distributable cash flow before leverage costs	2,947	2,896	2,942	2,772	2,782
Leverage costs(2)	231	228	230	221	241
Distributable Cash Flow(3)	$2,716	$2,668	$2,712	$2,551	$2,541
Net realized gain (loss) on investments and foreign currency
translation, for the period	$(4,797)	$67	$3,840	$8,066	$3,005
As a percent of average total assets(4)
Total from investments	7.70%	7.32%	6.82%	6.39%	6.30%
Operating expenses before leverage costs	1.18%	1.26%	1.24%	1.20%	1.20%
Distributable cash flow before leverage costs	6.52%	6.06%	5.58%	5.19%	5.10%
As a percent of average net assets(4)
Total from investments	11.32%	10.03%	9.02%	8.37%	8.13%
Operating expenses before leverage costs	1.74%	1.72%	1.64%	1.58%	1.54%
Leverage costs	0.75%	0.65%	0.58%	0.54%	0.57%
Distributable cash flow	8.83%	7.66%	6.80%	6.25%	6.02%

Selected Financial Information
Distributions paid on common stock	$2,867	$2,607	$2,607	$2,607	$2,607
Distributions paid on common stock per share	0.4125	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	171,284	205,150	213,243	217,415	223,313
Average total assets during period(5)	181,912	190,095	209,610	215,113	220,830
Leverage(6)	49,600	52,700	50,700	50,600	51,100
Leverage as a percent of total assets	29.0%	25.7%	23.8%	23.3%	22.9%
Net unrealized appreciation (depreciation), end of period	(7,382)	25,113	32,831	30,817	34,896
Net assets, end of period	120,519	151,382	161,615	166,073	171,566
Average net assets during period(7)	123,733	138,638	158,507	164,170	171,188
Net asset value per common share	17.34	21.78	23.25	23.89	24.68
Market value per common share	15.17	18.86	21.57	21.43	22.56
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

TYG Schedule of Investments (unaudited)
February 28, 2017

	Shares	Fair Value
Master Limited Partnerships — 178.4%(1)
Crude Oil Pipelines — 40.9%(1)
United States — 40.9%(1)
Enbridge Energy Partners, L.P.	3,012,031	$54,517,761
Genesis Energy L.P.	2,299,237	77,806,180
Plains All American Pipeline, L.P.	6,378,143	204,610,827
Shell Midstream Partners, L.P.	1,113,567	36,480,455
Sunoco Logistics Partners L.P.	4,916,843	124,543,633
Tesoro Logistics LP	2,464,458	138,773,630
		636,732,486
Natural Gas/Natural Gas Liquids Pipelines — 61.5%(1)
United States — 61.5%(1)
Dominion Midstream Partners, LP	1,452,776	44,963,417
Energy Transfer Equity, L.P.(2)	1,509,636	26,463,919
Energy Transfer Partners, L.P.	5,108,669	193,158,775
Enterprise Products Partners L.P.	6,886,458	193,027,418
EQT Midstream Partners, LP	1,628,242	128,338,034
ONEOK Partners, L.P.	3,698,416	193,723,030
Spectra Energy Partners, LP	2,077,830	92,941,336
Tallgrass Energy Partners, LP	1,570,578	83,963,100
		956,579,029
Natural Gas Gathering/Processing — 41.1%(1)
United States — 41.1%(1)
Antero Midstream Partners LP	1,660,647	56,960,192
DCP Midstream Partners, LP	1,654,875	64,871,100
EnLink Midstream Partners, LP	4,587,525	85,878,468
MPLX LP	2,421,079	90,088,350
Noble Midstream Partners LP	418,670	20,347,362
Rice Midstream Partners LP	2,649,273	65,198,609
Western Gas Partners, LP	2,849,396	177,146,949
Williams Partners L.P.	1,966,643	79,255,713
		639,746,743
Refined Product Pipelines — 34.9%(1)
United States — 34.9%(1)
Buckeye Partners, L.P.	2,532,174	174,517,432
Holly Energy Partners, L.P.	1,420,967	51,041,135
Magellan Midstream Partners, L.P.(3)	2,849,822	220,889,703
Phillips 66 Partners LP	946,859	52,673,766
Valero Energy Partners LP	888,135	43,483,090
		542,605,126
Total Master Limited Partnerships
(Cost $2,089,212,363)		2,775,663,384

Preferred Stock — 2.7%(1)
Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp., 9.500%(2)(4)	21,758	24,640,171
Oil and Gas Production — 1.1%(1)
United States — 1.1%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	17,145,720
Total Preferred Stock
(Cost $34,493,312)		41,785,891

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.47%(5) (Cost $197,137)	197,137	197,137
Total Investments — 181.1%(1)
(Cost $2,123,902,812)		2,817,646,412
Interest Rate Swap Contracts — (0.0)%(1)
$15,000,000 notional — net unrealized depreciation(6)		(248,265)
Other Assets and Liabilities — (0.3)%(1)		(4,891,194)
Deferred Tax Liability — (35.7)%(1)		(554,481,598)
Credit Facility Borrowings — (8.0)%(1)		(124,400,000)
Senior Notes — (26.5)%(1)		(412,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (10.6)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,556,125,355

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $51,104,090, which represents 3.3% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $248,265.
(4)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Rate indicated is the current yield as of February 28, 2017.
(6)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
February 28, 2017

	Shares	Fair Value
Master Limited Partnerships — 165.7%(1)
Crude Oil Pipelines — 38.0%(1)
United States — 38.0%(1)
Enbridge Energy Partners, L.P.	2,079,639	$37,641,466
Genesis Energy L.P.	1,317,560	44,586,230
Plains All American Pipeline, L.P.	4,022,304	129,035,512
Shell Midstream Partners, L.P.	600,405	19,669,268
Sunoco Logistics Partners L.P.	2,509,279	63,560,037
Tesoro Logistics LP	1,385,794	78,034,060
		372,526,573
Natural Gas/Natural Gas Liquids Pipelines — 62.0%(1)
United States — 62.0%(1)
Dominion Midstream Partners, LP	1,202,231	37,209,050
Energy Transfer Equity, L.P.(2)	888,564	15,576,527
Energy Transfer Partners, L.P.	3,522,616	133,190,111
Enterprise Products Partners L.P.	4,502,106	126,194,031
EQT Midstream Partners, LP	911,273	71,826,538
ONEOK Partners, L.P.	2,170,338	113,682,304
Spectra Energy Partners, LP	1,214,703	54,333,666
Tallgrass Energy Partners, LP	1,059,254	56,627,719
		608,639,946
Natural Gas Gathering/Processing — 44.7%(1)
United States — 44.7%(1)
Antero Midstream Partners LP	725,846	24,896,518
DCP Midstream Partners, LP	1,641,517	64,347,466
EnLink Midstream Partners, LP	3,383,588	63,340,767
MPLX LP	1,538,726	57,255,995
Noble Midstream Partners LP	245,420	11,927,412
Rice Midstream Partners LP	1,588,938	39,103,764
Western Gas Equity Partners, LP	1,744	79,962
Western Gas Partners, LP	1,671,813	103,936,614
Williams Partners L.P.	1,828,781	73,699,874
		438,588,372
Refined Product Pipelines — 21.0%(1)
United States — 21.0%(1)
Buckeye Partners, L.P.	1,177,718	81,168,325
Holly Energy Partners, L.P.	855,311	30,722,771
Magellan Midstream Partners, L.P.	869,301	67,379,521
Phillips 66 Partners LP	310,784	17,288,914
Valero Energy Partners LP	187,891	9,199,143
		205,758,674
Total Master Limited Partnerships
(Cost $1,326,850,763)		1,625,513,565

Preferred Stock — 2.3%(1)
Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	13,874,960
Oil and Gas Production — 0.9%(1)
United States — 0.9%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	8,708,175
Total Preferred Stock
(Cost $18,472,680)		22,583,135

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.47%(4) (Cost $322,685)	322,685	322,685
Total Investments — 168.0%(1)
(Cost $1,345,646,128)		1,648,419,385
Other Assets and Liabilities — (1.0)%(1)		(10,082,406)
Deferred Tax Liability — (22.2)%(1)		(217,565,599)
Credit Facility Borrowings — (4.7)%(1)		(45,700,000)
Senior Notes — (28.9)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.2)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$981,071,380

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $29,451,487, which represents 3.0% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of February 28, 2017.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

TTP Schedule of Investments (unaudited)
February 28, 2017

	Shares	Fair Value
Common Stock — 86.2%(1)
Crude Oil Pipelines — 33.8%(1)
Canada — 7.6%(1)
Inter Pipeline Ltd.	502,133	$10,528,839
Pembina Pipeline Corporation	226,342	7,314,108
United States — 26.2%(1)
Enbridge Inc.	641,445	26,844,473
Plains GP Holdings, L.P.	773,270	25,417,385
SemGroup Corporation	273,746	9,622,172
		79,726,977
Natural Gas Gathering/Processing — 14.6%(1)
United States — 14.6%(1)
EnLink Midstream, LLC	530,288	10,181,530
Targa Resources Corp.	263,924	14,911,706
Williams Companies, Inc.	333,567	9,453,289
		34,546,525
Natural Gas/Natural Gas Liquids Pipelines — 21.6%(1)
Canada — 10.3%(1)
Keyera Corp.	58,564	1,724,468
TransCanada Corporation	490,727	22,568,535
United States — 11.3%(1)
ONEOK, Inc.	335,302	18,123,073
Tallgrass Energy GP, LP	297,750	8,459,077
		50,875,153
Oil and Gas Production — 12.2%(1)
United States — 12.2%(1)
Anadarko Petroleum Corporation(2)	26,800	1,732,620
Antero Resources Corporation(2)(3)	36,400	872,872
Cabot Oil & Gas Corporation(2)	115,900	2,538,210
Carrizo Oil & Gas, Inc.(2)(3)	17,900	582,645
Cimarex Energy Co.(2)	16,100	2,024,092
Concho Resources Inc.(2)(3)	24,400	3,231,780
Continental Resources, Inc.(2)(3)	18,300	827,160
Diamondback Energy, Inc.(2)(3)	9,900	998,514
EOG Resources, Inc.(2)	52,500	5,091,975
EQT Corporation(2)	8,300	497,087
Gulfport Energy Corporation(2)(3)	30,200	523,668
Hess Corporation(2)	7,400	380,656
Laredo Petroleum, Inc.(2)(3)	53,500	739,905
Newfield Exploration Company(2)(3)	27,200	991,712
Noble Energy, Inc.(2)	36,300	1,321,683
Occidental Petroleum Corporation(2)	7,200	471,960
PDC Energy, Inc.(2)(3)	2,546	172,084
Pioneer Natural Resources Company(2)	21,100	3,923,967
Range Resources Corporation(2)	31,800	878,316
RSP Permian, Inc.(2)(3)	23,800	939,862
		28,740,768
Refined Product Pipelines — 4.0%(1)
United States — 4.0%(1)
VTTI Energy Partners LP	509,553	9,324,820
Total Common Stock
(Cost $203,344,397)		203,214,243

Master Limited Partnerships
and Related Companies — 39.0%(1)
Crude Oil Pipelines — 11.8%(1)
United States — 11.8%(1)
Enbridge Energy Management, L.L.C.(4)	678,140	11,799,640
Genesis Energy L.P.	76,499	2,588,726
Plains All American Pipeline, L.P.	166,915	5,354,633
Shell Midstream Partners, L.P.	34,207	1,120,621
Sunoco Logistics Partners L.P.	161,024	4,078,738
Tesoro Logistics LP	50,022	2,816,739
		27,759,097
Natural Gas/Natural Gas Liquids Pipelines — 8.5%(1)
United States — 8.5%(1)
Energy Transfer Equity, L.P.(5)	43,645	765,097
Energy Transfer Partners, L.P.	290,907	10,999,194
Enterprise Products Partners L.P.	174,456	4,890,002
EQT Midstream Partners, LP	29,680	2,339,378
Tallgrass Energy Partners, LP	20,140	1,076,684
		20,070,355
Natural Gas Gathering/Processing — 12.1%(1)
United States — 12.1%(1)
DCP Midstream Partners, LP	58,115	2,278,108
EnLink Midstream Partners, LP	60,432	1,131,287
MPLX LP	202,906	7,550,132
Noble Midstream Partners LP	24,185	1,175,391
Rice Midstream Partners LP	182,372	4,488,175
Western Gas Partners, LP	35,547	2,209,957
Williams Partners L.P.	241,855	9,746,756
		28,579,806
Refined Product Pipelines — 6.6%(1)
United States — 6.6%(1)
Buckeye Partners, L.P.	82,172	5,663,294
Holly Energy Partners, L.P.	96,994	3,484,024
Magellan Midstream Partners, L.P.	35,211	2,729,205
Phillips 66 Partners LP	36,049	2,005,406
Valero Energy Partners LP	31,129	1,524,076
		15,406,005
Total Master Limited Partnerships
and Related Companies (Cost $83,917,365)		91,815,263

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
February 28, 2017

	Shares	Fair Value
Preferred Stock — 3.3%(1)
Natural Gas Gathering/Processing — 1.0%(1)
United States — 1.0%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	$2,387,236
Oil and Gas Production — 2.3%(1)
United States — 2.3%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,724,175
Hess Corporation,
8.000%, 02/01/2019	60,000	3,729,600
		5,453,775
Total Preferred Stock
(Cost $6,920,866)		7,841,011

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.47%(7) (Cost $222,981)	222,981	222,981
Total Investments — 128.6%(1)
(Cost $294,405,609)		303,093,498
Total Value of Options Written
(Premiums received $376,563) — (0.1)%(1)		(80,222)
Other Assets and Liabilities — (0.2)%(1)		(534,747)
Credit Facility Borrowings — (7.1)%(1)		(16,700,000)
Senior Notes — (14.4)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (6.8)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$235,778,529

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have a total fair value of $3,152,333, which represents 1.3% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of February 28, 2017.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

TTP Schedule of Options Written (unaudited)
February 28, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2017	$72.50	268	$(1,876)
Antero Resources Corporation	March 2017	27.10	364	(2,779)
Cabot Oil & Gas Corporation	March 2017	24.50	1,159	(17,385)
Carrizo Oil & Gas, Inc.	March 2017	35.50	179	(4,703)
Cimarex Energy Co.	March 2017	141.50	161	(3,048)
Concho Resources Inc.	March 2017	148.50	244	(4,683)
Continental Resources, Inc.	March 2017	50.00	183	(2,562)
Diamondback Energy, Inc.	March 2017	114.00	99	(2,116)
EOG Resources, Inc.	March 2017	108.00	525	(4,725)
EQT Corporation	March 2017	66.50	83	(1,106)
Gulfport Energy Corporation	March 2017	22.50	302	(3,020)
Hess Corporation	March 2017	55.00	74	(2,664)
Laredo Petroleum, Inc.	March 2017	15.00	535	(9,362)
Newfield Exploration Company	March 2017	43.00	272	(2,040)
Noble Energy, Inc.	March 2017	39.50	363	(5,521)
Occidental Petroleum Corporation	March 2017	70.00	72	(504)
PDC Energy, Inc.	March 2017	77.25	25	(174)
Pioneer Natural Resources Company	March 2017	205.00	211	(6,330)
Range Resources Corporation	March 2017	35.00	318	(3,180)
RSP Permian, Inc.	March 2017	45.25	238	(2,444)

Total Value of Call Options Written
(Premiums received $376,563)				$(80,222)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited)
February 28, 2017

	Shares	Fair Value
Common Stock — 92.6%(1)
Crude Oil Pipelines — 0.0%(1)
United States — 0.0%(1)
SemGroup Corporation	344	$12,092
Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp.	26,507	1,497,646
Oil and Gas Production — 92.0%(1)
The Netherlands — 2.6%(1)
Royal Dutch Shell plc (ADR)	114,500	5,941,405
United States — 89.4%(1)
Anadarko Petroleum Corporation(2)	253,900	16,414,635
Antero Resources Corporation(2)(3)	146,610	3,515,708
Cabot Oil & Gas Corporation(2)	357,700	7,833,630
Carrizo Oil & Gas, Inc.(2)(3)	201,800	6,568,590
Centennial Resource
Development, Inc.(3)(4)	117,239	2,132,577
Cimarex Energy Co.(2)	76,000	9,554,720
Concho Resources Inc.(2)(3)	98,443	13,038,775
Continental Resources, Inc.(2)(3)	149,000	6,734,800
Devon Energy Corporation(2)	258,534	11,210,034
Diamondback Energy, Inc.(2)(3)	107,400	10,832,364
EOG Resources, Inc.(2)	201,500	19,543,485
EQT Corporation(2)	210,085	12,581,991
Extraction Oil & Gas, Inc.(2)(3)	208,446	3,689,494
Laredo Petroleum, Inc.(3)	40	553
Newfield Exploration Company(2)(3)	193,488	7,054,572
Parsley Energy, Inc.(2)(3)	247,600	7,524,564
PDC Energy, Inc.(2)(3)	63,500	4,291,965
Pioneer Natural Resources Company(2)	163,015	30,315,900
Range Resources Corporation(2)	199,987	5,523,641
Rice Energy Inc.(2)(3)	270,700	5,048,555
RSP Permian, Inc.(2)(3)	245,300	9,686,897
SM Energy Company(2)	256,100	6,312,865
Whiting Petroleum Corporation(3)	27	293
WPX Energy, Inc.(2)	491,500	6,340,350
		211,692,363
Total Common Stock
(Cost $241,409,344)		213,202,101

Master Limited Partnerships
and Related Companies — 34.0%(1)
Crude Oil Pipelines — 10.2%(1)
United States — 10.2%(1)
Enbridge Energy Management, L.L.C.(5)	526,878	9,167,682
Plains All American Pipeline, L.P.	204,532	6,561,387
Shell Midstream Partners, L.P.	51,895	1,700,080
Sunoco Logistics Partners L.P.	112,782	2,856,768
Tesoro Logistics LP	57,607	3,243,850
		23,529,767
Natural Gas/Natural Gas Liquids Pipelines — 7.4%(1)
United States — 7.4%(1)
Energy Transfer Equity, L.P.(4)	44,365	777,718
Energy Transfer Partners, L.P.	152,945	5,782,850
Enterprise Products Partners L.P.	205,200	5,751,756
EQT GP Holdings, LP	8,439	230,722
EQT Midstream Partners, LP	24,303	1,915,563
Spectra Energy Partners, LP	34,627	1,548,866
Tallgrass Energy Partners, LP	20,140	1,076,684
		17,084,159
Natural Gas Gathering/Processing — 10.1%(1)
United States — 10.1%(1)
Antero Midstream Partners LP	75,672	2,595,550
DCP Midstream Partners, LP	155,345	6,089,524
EnLink Midstream Partners, LP	86,700	1,623,024
MPLX LP	121,726	4,529,425
Noble Midstream Partners LP	25,215	1,225,449
Rice Midstream Partners LP	181,028	4,455,099
Western Gas Partners, LP	17,480	1,086,732
Williams Partners L.P.	42,688	1,720,326
		23,325,129
Refined Product Pipelines — 6.3%(1)
United States — 6.3%(1)
Buckeye Partners, L.P.	49,673	3,423,463
Holly Energy Partners, L.P.	100,261	3,601,375
Magellan Midstream Partners, L.P.	40,587	3,145,898
Phillips 66 Partners LP	53,277	2,963,800
Valero Energy Partners LP	26,106	1,278,150
		14,412,686
Total Master Limited Partnerships
and Related Companies (Cost $68,669,465)		78,351,741

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

NDP Schedule of Investments (unaudited) (continued)
February 28, 2017

	Shares	Fair Value
Preferred Stock — 1.7%(1)
Natural Gas Gathering/Processing — 1.0%(1)
United States — 1.0%(1)
Targa Resources Corp., 9.500%(4)(6)	1,997	$2,261,532
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,610,685
Total Preferred Stock
(Cost $3,203,127)		3,872,217

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.47%(7) (Cost $141,979)	141,979	141,979
Total Investments — 128.4%(1)
(Cost $313,423,915)		295,568,038
Total Value of Options Written
(Premiums received $1,987,459) — (0.2)%(1)		(470,416)
Other Assets and Liabilities — 0.1%(1)		203,788
Credit Facility Borrowings — (28.3)%(1)		(65,100,000)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$230,201,410

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $5,171,827 which represents 2.2% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Security distributions are paid-in-kind.
(6)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of February 28, 2017.

ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

NDP Schedule of Options Written (unaudited)
February 28, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2017	$72.25	2,539	$(20,189)
Antero Resources Corporation	March 2017	27.25	1,466	(9,955)
Cabot Oil & Gas Corporation	March 2017	25.00	3,577	(53,655)
Carrizo Oil & Gas, Inc.	March 2017	37.50	2,018	(18,162)
Cimarex Energy Co.	March 2017	143.50	760	(10,495)
Concho Resources Inc.	March 2017	150.00	984	(14,760)
Continental Resources, Inc.	March 2017	51.00	1,490	(22,350)
Devon Energy Corporation	March 2017	47.75	2,585	(34,385)
Diamondback Energy, Inc.	March 2017	115.00	1,074	(13,425)
EOG Resources, Inc.	March 2017	110.00	2,015	(10,075)
EQT Corporation	March 2017	67.00	2,100	(23,164)
Extraction Oil & Gas, Inc.	March 2017	20.00	2,084	(46,890)
Newfield Exploration Company	March 2017	46.00	1,934	(43,515)
Parsley Energy, Inc.	March 2017	35.00	2,476	(24,760)
PDC Energy, Inc.	March 2017	78.25	635	(3,414)
Pioneer Natural Resources Company	March 2017	210.00	1,630	(16,300)
Range Resources Corporation	March 2017	35.50	1,999	(1,975)
Rice Energy Inc.	March 2017	22.35	2,707	(11,653)
RSP Permian, Inc.	March 2017	45.50	2,453	(22,826)
SM Energy Company	March 2017	30.25	2,561	(19,318)
WPX Energy, Inc.	March 2017	15.00	4,915	(49,150)

Total Value of Call Options Written
(Premiums received $1,987,459)				$(470,416)

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

TPZ Schedule of Investments (unaudited)
February 28, 2017

	Principal
	Amount	Fair Value
Corporate Bonds — 64.2%(1)
Crude Oil Pipelines — 7.2%(1)
Canada — 3.9%(1)
Enbridge Inc.,
4.250%, 12/01/2026	$2,000,000	$2,064,820
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	4,500,000	4,668,750
United States — 3.3%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,695,250
		12,428,820
Natural Gas/Natural Gas Liquids Pipelines — 23.3%(1)
Canada — 4.2%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	7,287,000
United States — 19.1%(1)
Cheniere Corp.,
7.000%, 06/30/2024(2)	4,000,000	4,480,000
Cheniere Corp.,
5.875%, 03/31/2025(2)	2,000,000	2,115,000
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,039,002
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,613,185
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,499,960
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,140,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,635,000
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,375,000
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,200,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,500,000	1,591,050
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,052,500
		40,027,697
Natural Gas Gathering/Processing — 9.0%(1)
United States — 9.0%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	4,070,000
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	4,510,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,775,000
The Williams Companies, Inc.,
4.550%, 06/24/2024	1,000,000	1,015,000
		15,370,000
Oil and Gas Production — 3.1%(1)
United States — 3.1%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	1,000,000	1,032,500
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,241,754
PDC Energy Company,
6.125%, 09/15/2024(2)	2,000,000	2,065,000
		5,339,254
Power/Utility — 19.1%(1)
United States — 19.1%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,050,000
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	5,937,276
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,190,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,356,253
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,238,582
NRG Energy, Inc.,
6.250%, 07/15/2022	5,000,000	5,087,500
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,562,500
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,129,295
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,026,250
Wisconsin Energy Group, Inc.,
6.250%, 05/15/2067	3,450,000	3,143,813
		32,721,469
Refined Product Pipelines — 2.5%(1)
United States — 2.5%(1)
HollyFrontier Corporation,
5.875%, 04/01/2016	4,000,000	4,277,968
Total Corporate Bonds
(Cost $105,135,303)		110,165,208

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

TPZ Schedule of Investments (unaudited) (continued)
February 28, 2017

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 38.6%(1)
Crude Oil Pipelines — 11.9%(1)
United States — 11.9%(1)
Enbridge Energy Management, L.L.C.(3)	464,134	$8,075,926
Genesis Energy, L.P.	54,067	1,829,627
Plains All American Pipeline, L.P.	125,439	4,024,083
Shell Midstream Partners, L.P.	29,307	960,097
Sunoco Logistics Partners L.P.	140,506	3,559,017
Tesoro Logistics LP	34,009	1,915,047
		20,363,797
Natural Gas/Natural Gas Liquids Pipelines — 11.1%(1)
United States — 11.1%(1)
Energy Transfer Equity, L.P.(2)	30,902	541,712
Energy Transfer Partners, L.P.	226,887	8,578,598
Enterprise Products Partners L.P.	145,712	4,084,307
EQT Midstream Partners, LP	4,770	375,972
ONEOK Partners, L.P.	95,566	5,005,747
Spectra Energy Partners, LP	8,708	389,509
		18,975,845
Natural Gas Gathering/Processing — 9.6%(1)
United States — 9.6%(1)
DCP Midstream Partners, LP	52,040	2,039,968
EnLink Midstream Partners, LP	22,400	419,328
MPLX LP	115,258	4,288,750
Noble Midstream Partners LP	17,176	834,754
Rice Midstream Partners LP	127,248	3,131,573
Western Gas Partners, LP	18,799	1,168,734
Williams Partners L.P.	116,067	4,677,500
		16,560,607
Refined Product Pipelines — 6.0%(1)
United States — 6.0%(1)
Buckeye Partners, L.P.	39,679	2,734,677
Holly Energy Partners, L.P.	70,096	2,517,848
Magellan Midstream Partners, L.P.	34,561	2,678,823
NuStar Energy L.P.	2,015	105,264
Phillips 66 Partners LP	24,755	1,377,121
Valero Energy Partners LP	19,193	939,689
		10,353,422
Total Master Limited Partnerships
and Related Companies (Cost $44,028,139)		66,253,671

Common Stock — 21.8%(1)
Crude Oil Pipelines — 10.3%(1)
United States — 10.3%(1)
Enbridge Inc.	121,249	5,074,270
Plains GP Holdings, L.P.(4)	308,070	10,126,261
SemGroup Corporation	71,922	2,528,058
		17,728,589
Natural Gas/Natural Gas Liquids Pipelines — 4.8%(1)
United States — 4.8%(1)
ONEOK, Inc.	82,789	4,474,745
Tallgrass Energy GP, LP	133,814	3,801,656
		8,276,401
Natural Gas Gathering/Processing — 6.1%(1)
United States — 6.1%(1)
EnLink Midstream LLC	125,234	2,404,493
Targa Resources Corp.	101,276	5,722,094
The Williams Companies, Inc.	83,852	2,376,366
		10,502,953
Refined Product Pipelines — 0.6%(1)
United States — 0.6%(1)
VTTI Energy Partners LP	50,626	926,456
Total Common Stock
(Cost $31,103,228)		37,434,399

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

TPZ Schedule of Investments (unaudited) (continued)
February 28, 2017

	Shares	Fair Value
Preferred Stock — 4.3%(1)
Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Targa Resources Corp.,
9.500%(2)(5)	1,685	$1,908,204
Natural Gas/Natural Gas Liquids Pipelines — 1.3%(1)
United States — 1.3%(1)
Kinder Morgan, Inc.,
9.750%, 10/26/2018	44,949	2,189,016
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	1,065,060
Power/Utility — 1.3%(1)
United States — 1.3%(1)
DTE Energy, 6.500%, 10/01/2019	39,600	2,138,400
Total Preferred Stock
(Cost $5,937,670)		7,300,680

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.47%(6) (Cost $121,791)	121,791	121,791
Total Investments — 129.0%(1)
(Cost $186,326,131)		221,275,749
Interest Rate Swap Contracts — (0.0)%(1)
$21,000,000 notional — net unrealized depreciation(7)		(53,503)
Other Assets and Liabilities — 0.8%(1)		1,443,589
Credit Facility Borrowings — (29.8)%(1)		(51,100,000)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$171,565,835

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $43,576,486, which represents 25.4% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $53,503.
(5)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Rate indicated is the current yield as of February 28, 2017.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities (unaudited)
February 28, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$2,817,646,412	$1,648,419,385
Receivable for Adviser fee waiver	5,350	—
Receivable for investments sold	11,541,996	6,742,477
Dividends, distributions and interest receivable from investments	718,645	384,370
Current tax asset	9,670,572	830,709
Prepaid expenses and other assets	676,488	301,580
Total assets	2,840,259,463	1,656,678,521
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	4,291,744	2,518,694
Accrued directors’ fees and expenses	15,390	14,093
Payable for investments purchased	19,967,431	11,665,499
Distribution payable to common stockholders	—	1,525,350
Accrued expenses and other liabilities	5,610,843	3,655,942
Unrealized depreciation of interest rate swap contracts	248,265	—
Deferred tax liability	554,481,598	217,565,599
Credit facility borrowings	124,400,000	45,700,000
Senior notes, net(3)	411,722,389	283,600,686
Mandatory redeemable preferred stock, net(4)	163,396,448	109,361,278
Total liabilities	1,284,134,108	675,607,141
Net assets applicable to common stockholders	$1,556,125,355	$981,071,380
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$49,031	$47,081
Additional paid-in capital	940,198,442	620,397,695
Undistributed (accumulated) net investment income (loss), net of income taxes	(212,406,632)	(122,488,500)
Undistributed (accumulated) net realized gain (loss), net of income taxes	938,110,061	289,140,408
Net unrealized appreciation (depreciation), net of income taxes	(109,825,547)	193,974,696
Net assets applicable to common stockholders	$1,556,125,355	$981,071,380
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	49,030,835	47,080,789
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$31.74	$20.84

(1) Investments at cost	$2,123,902,812	$1,345,646,128
(2) Call options written, premiums received	$—	$—
(3) Deferred debt issuance and offering costs	$777,611	$399,314
(4) Deferred offering costs	$1,603,552	$638,722

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$303,093,498	$295,568,038	$221,275,749
—	—	—
—	1,503,163	—
430,930	269,213	2,036,851
—	—	—
8,172	918	454
303,532,600	297,341,332	223,313,054

80,222	470,416	—
551,960	553,262	342,192
12,579	12,296	12,727
—	725,054	—
—	—	—
561,577	278,894	238,797
—	—	53,503
—	—	—
16,700,000	65,100,000	51,100,000
33,907,697	—	—
15,940,036	—	—
67,754,071	67,139,922	51,747,219
$235,778,529	$230,201,410	$171,565,835

$10,016	$14,537	$6,951
232,495,745	285,088,580	129,482,470
—	(1,064,631)	5,066,767
(5,710,692)	(37,498,241)	2,113,473
8,983,460	(16,338,835)	34,896,174
$235,778,529	$230,201,410	$171,565,835

100,000,000	100,000,000	100,000,000
10,016,413	14,536,535	6,951,333

$23.54	$15.84	$24.68

$294,405,609	$313,423,915	$186,326,131
$376,563	$1,987,459	$—
$92,303	$—	$—
$59,964	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations (unaudited)
Period from December 1, 2016 through February 28, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$45,122,038	$27,447,415
Dividends and distributions from common stock	—	—
Dividends and distributions from preferred stock	885,003	478,016
Less return of capital on distributions	(40,157,677)	(26,675,957)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	5,849,364	1,249,474
Interest from corporate bonds	—	—
Dividends from money market mutual funds	319	267
Total Investment Income	5,849,683	1,249,741
Operating Expenses
Advisory fees	6,393,897	3,752,112
Administrator fees	126,275	112,214
Professional fees	86,675	57,851
Directors’ fees	56,493	45,027
Stockholder communication expenses	49,969	32,523
Custodian fees and expenses	28,231	16,982
Fund accounting fees	23,388	19,749
Registration fees	14,838	11,452
Stock transfer agent fees	3,532	3,156
Franchise fees	1,073	104
Other operating expenses	46,381	25,143
Total Operating Expenses	6,830,752	4,076,313
Leverage Expenses
Interest expense	4,288,167	2,856,702
Distributions to mandatory redeemable preferred stockholders	1,730,000	1,169,251
Amortization of debt issuance costs	115,099	91,021
Other leverage expenses	71,428	25,019
Total Leverage Expenses	6,204,694	4,141,993
Total Expenses	13,035,446	8,218,306
Less fees waived by Adviser	(13,826)	—
Net Expenses	13,021,620	8,218,306
Net Investment Income (Loss), before Income Taxes	(7,171,937)	(6,968,565)
Deferred tax benefit	1,981,055	2,102,167
Net Investment Income (Loss)	(5,190,882)	(4,866,398)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain on investments	113,505,859	23,491,559
Net realized gain on options	—	—
Net realized loss on interest rate swap settlements	(59,413)	—
Net realized gain on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain, before income taxes	113,446,446	23,491,559
Current tax expense	(88)	—
Deferred tax expense	(41,804,963)	(8,595,561)
Income tax expense	(41,805,051)	(8,595,561)
Net realized gain	71,641,395	14,895,998
Net unrealized appreciation (depreciation) of investments	170,619,589	135,731,504
Net unrealized appreciation of options	—	—
Net unrealized appreciation of interest rate swap contracts	116,786	—
Net unrealized depreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized appreciation (depreciation), before income taxes	170,736,375	135,731,504
Deferred tax expense	(62,916,408)	(49,664,157)
Net unrealized appreciation (depreciation)	107,819,967	86,067,347
Net Realized and Unrealized Gain (Loss)	179,461,362	100,963,345
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders
Resulting from Operations	$174,270,480	$96,096,947

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$1,407,567	$1,119,549	$1,021,433
2,106,636	308,078	479,845
147,096	82,022	148,420
(2,379,263)	(1,160,748)	(1,250,708)
(68,105)	(16,145)	—
1,213,931	332,756	398,990
—	—	1,511,955
288	466	268
1,214,219	333,222	1,911,213

837,384	846,562	518,195
30,450	30,784	21,819
39,840	39,174	40,166
22,822	22,822	18,606
17,415	13,143	24,005
5,412	5,149	2,773
13,604	13,745	7,718
6,031	6,031	6,012
3,310	3,163	4,636
87	86	87
10,645	10,652	6,776
987,000	991,311	650,793

374,663	250,886	194,343
171,601	—	—
14,058	—	—
4,439	—	—
564,761	250,886	194,343
1,551,761	1,242,197	845,136
(12,974)	(26,663)	—
1,538,787	1,215,534	845,136
(324,568)	(882,312)	1,066,077
—	—	—
(324,568)	(882,312)	1,066,077

2,305,508	5,898,269	3,004,903
397,937	3,180,256	—
—	—	(50,475)

10,781	—	—
2,714,226	9,078,525	2,954,428
—	—	—
—	—	—
—	—	—
2,714,226	9,078,525	2,954,428
1,640,996	(25,734,066)	3,979,345
1,291,702	7,677,882	—
—	—	99,805
(1,221)	—	—
2,931,477	(18,056,184)	4,079,150
—	—	—
2,931,477	(18,056,184)	4,079,150
5,645,703	(8,977,659)	7,033,578

$5,321,135	$(9,859,971)	$8,099,655

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2016	Year Ended	December 1, 2016	Year Ended
	through	November 30,	through	November 30,
	February 28, 2017	2016	February 28, 2017	2016
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(5,190,882)	$(38,025,109)	$(4,866,398)	$(21,714,757)
Net realized gain (loss)	71,641,395	117,748,586	14,895,998	49,307,107
Net unrealized appreciation (depreciation)	107,819,967	26,561,096	86,067,347	78,801,730
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	174,270,480	106,284,573	96,096,947	106,394,080
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(32,082,041)	(127,370,405)	(19,891,634)	(79,464,402)
Total distributions to common stockholders	(32,082,041)	(127,370,405)	(19,891,634)	(79,464,402)
Capital Stock Transactions
Proceeds from issuance of common shares
through shelf offerings	—	24,678,844	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(3,010)	(412,770)	—	(46,340)
Issuance of common shares from reinvestment
of distributions to stockholders	1,665,398	3,361,039	—	1,573,688
Other proceeds	180	—	—	—
Net increase in net assets applicable to common
stockholders from capital stock transactions	1,662,568	27,627,113	—	1,527,348
Total increase (decrease) in net assets applicable
to common stockholders	143,851,007	6,541,281	76,205,313	28,457,026
Net Assets
Beginning of period	1,412,274,348	1,405,733,067	904,866,067	876,409,041
End of period	$1,556,125,355	$1,412,274,348	$981,071,380	$904,866,067
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(212,406,632)	$(207,215,750)	$(122,488,500)	$(117,622,102)
Transactions in common shares
Shares outstanding at beginning of period	48,980,215	48,016,591	47,080,789	47,000,211
Shares issued through shelf offerings	—	849,006	—	—
Shares issued through reinvestment
of distributions	50,620	114,618	—	80,578
Shares outstanding at end of period	49,030,835	48,980,215	47,080,789	47,080,789

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2016	Year Ended	December 1, 2016	Year Ended	December 1, 2016	Year Ended
through	November 30,	through	November 30,	through	November 30,
February 28, 2017	2016	February 28, 2017	2016	February 28, 2017	2016
(unaudited)		(unaudited)		(unaudited)

$(324,568)	$372,171	$(882,312)	$(1,807,587)	$1,066,077	$4,960,755
2,714,226	5,319,164	9,078,525	(20,323,202)	2,954,428	6,898,290
2,931,477	47,731,706	(18,056,184)	68,212,366	4,079,150	17,338,882

5,321,135	53,423,041	(9,859,971)	46,081,577	8,099,655	29,197,927

(1,602,285)	(3,810,236)	—	—	(2,606,750)	(8,977,396)
—	(12,516,517)	—	—	—	(1,710,279)
(2,479,403)	—	(6,350,781)	(25,403,124)	—	—
(4,081,688)	(16,326,753)	(6,350,781)	(25,403,124)	(2,606,750)	(10,687,675)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	324,150	—	—	—
—	—	—	—	—	—

—	—	324,150	—	—	—

1,239,447	37,096,288	(15,886,602)	20,678,453	5,492,905	18,510,252

234,539,082	197,442,794	246,088,012	225,409,559	166,072,930	147,562,678
$235,778,529	$234,539,082	$230,201,410	$246,088,012	$171,565,835	$166,072,930

$—	$1,926,853	$(1,064,631)	$(182,319)	$5,066,767	$6,607,440

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—

—	—	20,464	—	—	—
10,016,413	10,016,413	14,536,535	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited)
Period from December 1, 2016 through February 28, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$46,007,315	$27,925,643
Purchases of long-term investments	(152,800,119)	(98,422,815)
Proceeds from sales of long-term investments	167,599,681	99,095,950
Proceeds from sales of short-term investments, net	169,316	34,803
Call options written, net	—	—
Payments on interest rate swap contracts, net	(59,413)	—
Interest received on securities sold, net	—	—
Interest expense paid	(5,288,240)	(2,424,143)
Distributions to mandatory redeemable preferred stockholders	(3,460,000)	(1,169,250)
Income taxes paid	(200,588)	—
Operating expenses paid	(6,614,664)	(3,964,906)
Net cash provided by operating activities	45,353,288	21,075,282
Cash Flows From Financing Activities
Advances (repayments) on credit facilities, net	15,100,000	(1,100,000)
Maturity of senior notes	(30,000,000)	—
Common stock issuance costs	(36,843)	—
Distributions paid to common stockholders	(30,416,625)	(19,975,282)
Other proceeds	180	—
Net cash used in financing activities	(45,353,288)	(21,075,282)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$3,613,961	$1,493,917	$3,173,026
(16,691,363)	(24,739,276)	(12,385,264)
18,404,698	26,273,117	12,162,722
92,660	134,726	19,364
311,505	3,014,154	—
—	—	(50,475)
—	—	18,892
(416,613)	(222,988)	(177,281)
(171,600)	—	—
—	—	—
(937,408)	(909,564)	(654,234)
4,205,840	5,044,086	2,106,750

100,000	1,300,000	500,000
—	—	—
—	—	—
(4,305,840)	(6,344,086)	(2,606,750)
—	—	—
(4,205,840)	(5,044,086)	(2,106,750)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2016 through February 28, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$174,270,480	$96,096,947
Adjustments to reconcile net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(172,767,550)	(110,088,314)
Proceeds from sales of long-term investments	179,141,677	105,838,427
Proceeds from sales of short-term investments, net	169,316	34,803
Call options written, net	—	—
Return of capital on distributions received	40,157,677	26,675,957
Deferred tax expense	102,740,316	56,157,551
Net unrealized appreciation (depreciation)	(170,736,375)	(135,731,504)
Amortization of market premium, net	—	—
Net realized gain	(113,505,859)	(23,491,559)
Amortization of debt issuance costs	115,099	91,021
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(45)	(55)
Increase in current tax asset	(200,500)	—
Increase in receivable for investments sold	(11,541,996)	(6,742,477)
Decrease in prepaid expenses and other assets	149,255	51,008
Increase in payable for investments purchased	19,967,431	11,665,499
Increase in payable to Adviser, net of fees waived	222,834	115,123
Increase (decrease) in accrued expenses and other liabilities	(2,828,472)	402,855
Total adjustments	(128,917,192)	(75,021,665)
Net cash provided by operating activities	$45,353,288	$21,075,282
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$1,665,398	$—

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$5,321,135	$(9,859,971)	$8,099,655

(16,691,363)	(25,464,330)	(12,385,264)
18,404,698	27,776,280	12,162,722
92,660	134,726	19,364
311,505	3,014,154	—
2,379,263	1,160,748	1,250,708
—	—	—
(2,931,477)	18,056,184	(4,079,150)
—	—	134,231
(2,714,226)	(9,078,525)	(3,004,903)
14,058	—	—

20,479	(53)	(104,234)
—	—	—
—	(1,503,163)	—
16,129	11,854	8,321
—	725,054	—
35,694	52,423	2,521
(52,715)	18,705	2,779
(1,115,295)	14,904,057	(5,992,905)
$4,205,840	$5,044,086	$2,106,750

$—	$324,150	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$28.83	$29.28	$49.34	$43.36	$36.06	$33.37
Income (Loss) from Investment Operations
Net investment loss(2)	(0.11)	(0.78)	(0.62)	(0.66)	(0.73)	(0.64)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	3.68	2.94	(16.85)	9.01	10.27	5.51
Total income (loss) from investment
operations	3.57	2.16	(17.47)	8.35	9.54	4.87
Distributions to Common Stockholders
Return of capital	(0.66)	(2.62)	(2.59)	(2.38)	(2.29)	(2.25)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	0.01	(0.00)	0.01	0.05	0.07
Net Asset Value, end of period	$31.74	$28.83	$29.28	$49.34	$43.36	$36.06
Per common share market value,
end of period	$34.63	$30.63	$26.57	$46.10	$49.76	$39.17
Total investment return based on
market value(4)(5)	15.31%	26.21%	(37.86)%	(2.54)%	33.77%	5.62%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,556,125	$1,412,274	$1,405,733	$2,369,068	$1,245,761	$1,020,421
Average net assets (000’s)	$1,513,999	$1,345,764	$1,974,038	$1,837,590	$1,167,339	$989,745
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.71%	1.74%	1.76%	1.65%	1.61%	1.60%
Other operating expenses	0.12	0.12	0.10	0.13	0.12	0.13
Total operating expenses,
before fee waiver	1.83	1.86	1.86	1.78	1.73	1.73
Fee waiver(7)	(0.00)	(0.01)	—	(0.00)	(0.00)	(0.01)
Total operating expenses	1.83	1.85	1.86	1.78	1.73	1.72
Leverage expenses	1.66	2.29	1.75	1.38	1.59	1.67
Income tax expense (benefit)(8)	27.52	4.64	(24.50)	7.81	14.05	8.37
Total expenses	31.01%	8.78%	(20.89)%	10.97%	17.37%	11.76%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(1.39)%	(2.83)%	(1.50)%	(1.33)%	(1.78)%	(1.82)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(1.39)%	(2.82)%	(1.50)%	(1.33)%	(1.78)%	(1.81)%
Portfolio turnover rate(4)	6.36%	24.23%	12.94%	15.33%	13.40%	12.86%
Credit facility borrowings,
end of period (000’s)	$124,400	$109,300	$66,000	$162,800	$27,600	$63,400
Senior notes, end of period (000’s)	$412,500	$442,500	$545,000	$544,400	$300,000	$194,975
Preferred stock, end of period (000’s)	$165,000	$165,000	$295,000	$224,000	$80,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$8.41	$9.03	$11.35	$11.34	$10.44	$6.89
Per common share amount of net assets,
excluding senior notes, end of period	$40.15	$37.86	$40.63	$60.68	$53.80	$42.95
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$4,206	$3,858	$3,784	$4,667	$5,047	$5,232
Asset coverage ratio of senior notes and
credit facility borrowings(9)	421%	386%	378%	467%	505%	523%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$32	$30	$26	$35	$41	$41
Asset coverage ratio of preferred stock(10)	322%	297%	255%	354%	406%	408%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the period from December 1, 2016 through February 28, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the period from December 1, 2016 through February 28, 2017 and the years ended November 30, 2014 and 2013.
(8)	For the period from December 1, 2016 through February 28, 2017, TYG accrued $88 for current income tax expense and $102,740,316 for net deferred income tax expense. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

NTG Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$19.22	$18.65	$29.83	$28.00	$24.50	$24.54
Income (Loss) from Investment Operations
Net investment loss(2)	(0.10)	(0.46)	(0.32)	(0.54)	(0.42)	(0.40)
Net realized and unrealized gain (loss)
on investments(2)	2.14	2.72	(9.17)	4.06	5.59	2.02
Total income (loss) from investment
operations	2.04	2.26	(9.49)	3.52	5.17	1.62
Distributions to Common Stockholders
Return of capital	(0.42)	(1.69)	(1.69)	(1.69)	(1.67)	(1.66)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	(0.00)	(0.00)	—	0.00	0.00
Net Asset Value, end of period	$20.84	$19.22	$18.65	$29.83	$28.00	$24.50
Per common share market value,
end of period	$20.49	$18.90	$16.18	$27.97	$27.22	$24.91
Total investment return based on
market value(4)(5)	10.71%	27.99%	(37.08)%	9.08%	16.27%	7.14%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$981,071	$904,866	$876,409	$1,401,926	$1,315,866	$1,140,635
Average net assets (000’s)	$960,910	$862,527	$1,174,085	$1,404,751	$1,274,638	$1,157,421
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.58%	1.56%	1.56%	1.48%	1.38%	1.34%
Other operating expenses	0.14	0.16	0.12	0.10	0.10	0.10
Total operating expenses,
before fee waiver	1.72	1.72	1.68	1.58	1.48	1.44
Fee waiver	—	(0.01)	(0.09)	(0.16)	(0.23)	(0.28)
Total operating expenses	1.72	1.71	1.59	1.42	1.25	1.16
Leverage expenses	1.75	1.95	1.42	1.09	1.08	1.20
Income tax expense (benefit)(7)	23.70	7.25	(21.92)	7.04	11.09	3.86
Total expenses	27.17%	10.91%	(18.91)%	9.55%	13.42%	6.22%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.06)%	(2.53)%	(1.36)%	(1.97)%	(1.76)%	(1.88)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.06)%	(2.52)%	(1.27)%	(1.81)%	(1.53)%	(1.60)%
Portfolio turnover rate(4)	6.65%	35.47%	17.54%	18.09%	13.42%	15.14%
Credit facility borrowings,
end of period (000’s)	$45,700	$46,800	$62,800	$68,900	$27,200	$23,900
Senior notes, end of period (000’s)	$284,000	$284,000	$348,000	$348,000	$255,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$110,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.03	$6.03	$7.40	$7.40	$5.43	$5.48
Per common share amount of net assets,
excluding senior notes, end of period	$26.87	$25.25	$26.05	$37.23	$33.43	$29.98
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$4,309	$4,068	$3,353	$4,579	$5,982	$5,412
Asset coverage ratio of senior notes and
credit facility borrowings(8)	431%	407%	335%	458%	598%	541%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$81	$76	$69	$94	$113	$102
Asset coverage ratio of preferred stock(9)	323%	305%	275%	377%	454%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the years ended November 30, 2016 and 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2016 through February 28, 2017, NTG accrued $56,157,551 for net deferred income tax expense. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.42	$19.71	$35.04	$30.33	$25.24	$24.42
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.03)	0.04	0.22	0.08	0.10	0.12
Net realized and unrealized gain (loss)(2)	0.56	5.30	(13.60)	6.26	6.62	2.33
Total income (loss) from investment
operations	0.53	5.34	(13.38)	6.34	6.72	2.45
Distributions to Common Stockholders
Net investment income	(0.16)	(0.38)	(0.34)	(0.02)	(0.57)	(0.24)
Net realized gain	—	(1.25)	(1.61)	(1.61)	(1.03)	(1.07)
Return of capital	(0.25)	—	—	—	(0.03)	(0.32)
Total distributions to common
stockholders	(0.41)	(1.63)	(1.95)	(1.63)	(1.63)	(1.63)
Net Asset Value, end of period	$23.54	$23.42	$19.71	$35.04	$30.33	$25.24
Per common share market value,
end of period	$21.45	$21.55	$17.47	$32.50	$28.11	$24.15
Total investment return based on
market value(3)(4)	1.45%	34.89%	(41.19)%	21.68%	23.44%	3.18%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$235,779	$234,539	$197,443	$350,975	$303,797	$252,508
Average net assets (000’s)	$242,897	$192,888	$292,473	$357,486	$289,876	$253,815
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.40%	1.48%	1.44%	1.37%	1.42%	1.44%
Other operating expenses	0.25	0.29	0.22	0.18	0.19	0.21
Total operating expenses,
before fee waiver	1.65	1.77	1.66	1.55	1.61	1.65
Fee waiver	(0.02)	(0.07)	(0.14)	(0.19)	(0.26)	(0.33)
Total operating expenses	1.63	1.70	1.52	1.36	1.35	1.32
Leverage expenses	0.94	1.23	0.93	0.75	0.90	1.03
Total expenses	2.57%	2.93%	2.45%	2.11%	2.25%	2.35%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(5)	(0.56)%	0.12%	0.60%	0.02%	0.08%	0.16%
Ratio of net investment income (loss) to
average net assets after fee waiver(5)	(0.54)%	0.19%	0.74%	0.21%	0.34%	0.49%
Portfolio turnover rate(3)	5.47%	90.22%	18.84%	18.45%	31.43%	34.65%
Credit facility borrowings,
end of period (000’s)	$16,700	$16,600	$16,900	$26,000	$22,200	$16,600
Senior notes, end of period (000’s)	$34,000	$34,000	$54,000	$49,000	$49,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$5.39	$4.89	$4.89	$4.90
Per common share amount of net assets,
excluding senior notes, end of period	$26.93	$26.81	$25.10	$39.93	$35.22	$30.14
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$5,966	$5,951	$4,010	$5,893	$5,492	$5,093
Asset coverage ratio of senior notes and
credit facility borrowings(6)	597%	595%	401%	589%	549%	509%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$113	$113	$82	$121	$112	$102
Asset coverage ratio of preferred stock(7)	453%	452%	327%	486%	448%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

NDP Financial Highlights

	Period from
	December 1, 2016					Period from
	through	Year Ended	Year Ended	Year Ended	Year Ended	July 31, 2012(1)
	February 28,	November 30,	November 30,	November 30,	November 30,	through
	2017	2016	2015	2014	2013	November 2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$16.95	$15.53	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.06)	(0.12)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(0.61)	3.29	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment
operations	(0.67)	3.17	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	—	—	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	—	—	(1.66)	(1.42)	(0.36)
Return of capital	(0.44)	(1.75)	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common
stockholders	(0.44)	(1.75)	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs
on issuance of common stock(5)	—	—	—	—	—	(1.22)
Net Asset Value, end of period	$15.84	$16.95	$15.53	$22.76	$26.49	$22.73
Per common share market value,
end of period	$16.33	$15.85	$13.18	$21.29	$24.08	$22.33
Total investment return based on
market value(6)(7)	5.87%	36.27%	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$230,201	$246,088	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$247,529	$212,528	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.38%	1.42%	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.24	0.29	0.21	0.16	0.16	0.20
Total operating expenses,
before fee waiver	1.62	1.71	1.54	1.41	1.41	1.38
Fee waiver	(0.04)	(0.13)	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.58	1.58	1.41	1.24	1.24	1.22
Leverage expenses	0.41	0.37	0.21	0.14	0.16	0.10
Total expenses	1.99%	1.95%	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

	Period from
	December 1, 2016					Period from
	through	Year Ended	Year Ended	Year Ended	Year Ended	July 31, 2012(1)
	February 28,	November 30,	November 30,	November 30,	November 30,	through
	2017	2016	2015	2014	2013	November 2012
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(8)	(1.49)%	(0.98)%	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to
average net assets after fee waiver(8)	(1.45)%	(0.85)%	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	8.23%	47.03%	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings,
end of period (000’s)	$65,100	$63,800	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(9)	$4,536	$4,857	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility
borrowings(9)	454%	486%	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

TPZ Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.89	$21.23	$31.08	$28.12	$26.76	$25.37
Income (loss) from Investment Operations
Net investment income(2)	0.16	0.71	0.88	0.81	0.76	0.72
Net realized and unrealized gain (loss)(2)	1.01	3.49	(7.87)	3.65	2.10	2.17
Total income (loss) from investment
operations	1.17	4.20	(6.99)	4.46	2.86	2.89
Distributions to Common Stockholders
Net investment income	(0.38)	(1.29)	(0.91)	(0.90)	(0.50)	(0.88)
Net realized gain	—	(0.25)	(1.95)	(0.60)	(1.00)	(0.62)
Total distributions to common
stockholders	(0.38)	(1.54)	(2.86)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$24.68	$23.89	$21.23	$31.08	$28.12	$26.76
Per common share market value,
end of period	$22.56	$21.43	$18.53	$26.90	$24.74	$25.26
Total investment return based on
market value(3)(4)	7.02%	25.57%	(22.54)%	14.94%	3.80%	10.83%
Total investment return based on
net asset value(3)(5)	5.02%	22.18%	(23.19)%	16.84%	11.36%	11.90%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$171,566	$166,073	$147,563	$216,048	$195,484	$186,034
Average net assets (000’s)	$171,188	$146,274	$187,752	$208,698	$193,670	$182,224
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.23%	1.27%	1.20%	1.12%	1.13%	1.13%
Other operating expenses	0.31	0.39	0.31	0.26	0.26	0.27
Total operating expenses,
before fee waiver	1.54	1.66	1.51	1.38	1.39	1.40
Fee waiver	—	—	(0.01)	(0.07)	(0.12)	(0.12)
Total operating expenses	1.54	1.66	1.50	1.31	1.27	1.28
Leverage expenses	0.46	0.44	0.26	0.19	0.25	0.44
Total expenses	2.00%	2.10%	1.76%	1.50%	1.52%	1.72%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	2.53%	3.39%	3.25%	2.62%	2.62%	2.64%
Ratio of net investment income to average
net assets after fee waiver(6)	2.53%	3.39%	3.26%	2.69%	2.74%	2.76%
Portfolio turnover rate(3)	5.56%	40.61%	30.99%	18.39%	12.21%	13.67%
Credit facility borrowings,
end of period (000’s)	$51,100	$50,600	$49,900	$42,400	$37,400	$16,400
Senior notes, end of period (000’s)	—	—	—	—	—	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	—	—	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$24.68	$23.89	$21.23	$31.08	$28.12	$29.64
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$4,357	$4,282	$3,957	$6,095	$6,227	$6,111
Asset coverage ratio of senior notes and
credit facility borrowings(7)	436%	428%	396%	610%	623%	611%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited)
February 28, 2017

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values the would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2017. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,749,199,465	$26,463,919	$—	$2,775,663,384
Preferred Stock(a)	17,145,720	—	24,640,171	41,785,891
Short-Term Investment(b)	197,137	—	—	197,137
Total Assets	$2,766,542,322	$26,463,919	$24,640,171	$2,817,646,412
Liabilities
Interest Rate Swap Contracts	$—	$248,265	$—	$248,265

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,609,937,038	$15,576,527	$—	$1,625,513,565
Preferred Stock(a)	8,708,175	—	13,874,960	22,583,135
Short-Term Investment(b)	322,685	—	—	322,685
Total Assets	$1,618,967,898	$15,576,527	$13,874,960	$1,648,419,385

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$203,214,243	$—	$—	$203,214,243
Master Limited Partnerships and Related Companies(a)	91,050,166	765,097	—	91,815,263
Preferred Stock(a)	5,453,775	—	2,387,236	7,841,011
Short-Term Investment(b)	222,981	—	—	222,981
Total Assets	$299,941,165	$765,097	$2,387,236	$303,093,498
Liabilities
Written Call Options	$53,648	$26,574	$—	$80,222

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$211,069,524	$2,132,577	$—	$213,202,101
Master Limited Partnerships and Related Companies(a)	77,574,023	777,718	—	78,351,741
Preferred Stock(a)	1,610,685	—	2,261,532	3,872,217
Short-Term Investment(b)	141,979	—	—	141,979
Total Assets	$290,396,211	$2,910,295	$2,261,532	$295,568,038
Liabilities
Written Call Options	$313,042	$157,374	$—	$470,416

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$110,165,208	$—	$110,165,208
Master Limited Partnerships and Related Companies(a)	65,711,959	541,712	—	66,253,671
Common Stock(a)	37,434,399	—	—	37,434,399
Preferred Stock(a)	5,392,476	—	1,908,204	7,300,680
Short-Term Investment(b)	121,791	—	—	121,791
Total Assets	$108,660,625	$110,706,920	$1,908,204	$221,275,749
Liabilities
Interest Rate Swap Contracts	$—	$53,503	$—	$53,503

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended February 28, 2017, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $37,261,802, $21,904,472, $2,844,385, $2,865,468, and $2,019,828, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the period ended February 28, 2017.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2017:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$22,478,411	$12,657,666	$2,177,797	$2,063,121	$1,740,791
Purchases	—	—	—	—	—
Return of capital	(516,753)	(290,985)	(50,065)	(47,429)	(40,019)
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	2,678,513	1,508,279	259,504	245,840	207,432
Balance — end of period	$24,640,171	$13,874,960	$2,387,236	$2,261,532	$1,908,204

Warrants	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$14,662,641	$8,256,558	$1,420,555	$1,345,782	$1,135,487
Purchases	—	—	—	—	—
Return of capital	—	—	—	—	—
Sales	(15,779,244)	(8,885,319)	(1,528,735)	(1,448,266)	(1,221,957)
Total realized gains	12,633,897	7,114,164	1,224,001	1,159,579	978,372
Change in unrealized gains	(11,517,294)	(6,485,403)	(1,115,821)	(1,057,095)	(891,902)
Balance — end of period	$—	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gains on
investments still held at February 28, 2017	$2,678,513	$1,508,279	$259,504	$245,840	$207,432

The Funds own units of preferred stock of Targa Resources Corp. that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years. As part of the transaction, each Fund received two classes of warrants. On December 29, 2016 each fund exercised warrant shares in full in exchange for common shares of Targa Resources Corp.

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

52	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of February 28, 2017:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$24,640,171	$13,874,960	$2,387,236	$2,261,532	$1,908,204

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock	Lattice model	Illiquidity spread	1.25%
Preferred Stock	Lattice model	Seniority spread	0.25%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

For the period from December 1, 2016 through February 28, 2017, the Funds estimated the allocation of investment income and return of capital for dividends and distributions received from investments within the Statements of Operations as follows:

	TYG	NTG	TTP	NDP	TPZ
Investment income	13%	4%	34%	22%	24%
Return of capital	87%	96%	66%	78%	76%

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2017, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2013 through 2016

NTG — November 30, 2010 through 2016

TTP, NDP and TPZ — November 30, 2013 through 2016

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2016 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	86%	100%	—	—	39%	39%	—	11%
Ordinary dividend income	—	—	—	—	58%	58%	—	80%
Return of capital	14%	—	100%	100%	—	—	100%	—
Long-term capital gain	—	—	—	—	3%	3%	—	9%

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2017.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $3,010 related to the issuance of common stock were recorded to additional paid-in capital during the period ended February 28, 2017.

There were no offering or debt issuance costs recorded during the period ended February 28, 2017, for NTG, TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

54	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Notes to Financial Statements (unaudited) (continued)

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for fiscal years beginning on or after December 15, 2015 and interim periods within these fiscal years, and must be applied retrospectively. The funds adopted ASU 2015-03 during the period ended February 28, 2017. For TYG, NTG and TTP, accrued deferred debt issuance and offering costs related to senior notes were reclassified from “Prepaid expenses and other assets” to “Senior notes, net” and accrued deferred offering costs related to mandatory redeemable preferred stock were reclassified from “Prepaid expenses and other assets” to “Mandatory redeemable preferred stock, net” on the Statements of Assets & Liabilities. There was no impact to the financial statements related to the adoption of ASU 2015-03 for NDP and TPZ.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of February 28, 2017 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%, less a fee waiver of 0.05% during calendar year 2016.

NDP — 1.10%, less a fee waiver of 0.10% during calendar year 2016.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of February 28, 2017 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$42,878,138	$53,065,864
Capital loss carryforwards	529,366	14,505,647
AMT credit	—	2,667,784
	43,407,504	70,239,295
Deferred tax liabilities:
Basis reduction of investment in MLPs	342,330,214	177,020,159
Net unrealized gains on investment securities	255,558,888	110,784,735
	597,889,102	287,804,894
Total net deferred tax liability	$554,481,598	$217,565,599

At February 28, 2017, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains on investments for the period ended February 28, 2017, as follows:

	TYG	NTG
Application of statutory income tax rate	$96,953,809	$53,289,074
State income taxes, net of federal tax effect	5,124,701	2,420,847
Permanent differences	661,806	447,630
Other	88	—
Total income tax expense	$102,740,404	$56,157,551

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period ended February 28, 2017, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current state tax expense	$88	$—
Deferred tax expense
Federal	97,582,390	53,717,253
State (net of federal tax effect)	5,157,926	2,440,298
Total deferred tax expense	102,740,316	56,157,551
Total income tax expense	$102,740,404	$56,157,551

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2016, TYG and NTG had net operating losses for federal income tax purposes of approximately $3,866,000 (from TYN) and $55,691,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2035 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2016, TYG and NTG had capital loss carryforwards of approximately $36,200,000 and $54,900,000, respectively, which may be carried forward for 5 years. If not utilized, these capital losses will expire in the year ending November 30, 2021. The capital losses for the year ended November 30, 2016 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The amount of deferred tax asset for net operating losses and capital loss carryforwards at February 28, 2017 includes amounts for the period from December 1, 2016 through February 28, 2017. As of November 30, 2016, NTG had $2,667,784 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

56	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Notes to Financial Statements (unaudited) (continued)

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation	$1,163,740		$1,015,411		$36,601,033
Undistributed ordinary income	485,611		—		—
Undistributed long-term capital gain	—		—		917
Capital loss carryforwards	—		(40,731,361)		—
Qualified late year ordinary losses	—		(1,417,779	)(1)	—
Other temporary differences	(2,095,433	)(2)	(3,908,007	)(2)	(18,441)
Accumulated earnings (deficit)	$(446,082)		$(45,041,736)		$36,583,509

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2016, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2016, NDP had a short-term capital loss carryforward of approximately $10,200,000 and a long-term capital loss carryforward of approximately $30,500,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2016 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

As of February 28, 2017, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,194,919,873	$861,852,310	$294,015,524	$304,700,464	$177,672,911
Gross unrealized appreciation of investments	$1,623,074,646	$786,766,235	$27,509,140	$29,142,640	$44,729,599
Gross unrealized depreciation of investments	(348,107)	(199,160)	(18,431,166)	(38,275,066)	(1,126,761)
Net unrealized appreciation (depreciation) of investments	$1,622,726,539	$786,567,075	$9,077,974	$(9,132,426)	$43,602,838

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Energy Transfer Equity, L.P. was $19.86 on January 6, 2017, the date of the purchase agreement and the date an enforceable right to acquire the restricted Energy Transfer Equity, L.P. units was obtained by each fund. The carrying value per unit of unrestricted common units of Centennial Resource Development, Inc. was $15.31 on November 27, 2016, the date of the agreement to assign and the date an enforceable right to acquire the restricted Centennial Resource Development, Inc. units was obtained by NDP. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2017.

TYG:
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Energy Transfer Equity, L.P.	Master Limited Partnership	1,509,636	1/12/17	$27,173,448	$26,463,919	1.7%
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	3/16/16	19,265,393	24,640,171	1.6
				$46,438,841	$51,104,090	3.3%

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

NTG:
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Energy Transfer Equity, L.P.	Master Limited Partnership	888,564	1/12/17	$15,994,152	$15,576,527	1.6%
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	3/16/16	10,848,405	13,874,960	1.4
				$26,842,557	$29,451,487	3.0%

TTP:
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Energy Transfer Equity, L.P.	Master Limited Partnership	43,645	01/12/17	$785,610	$765,097	0.3%
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,387,236	1.0
				$2,652,116	$3,152,333	1.3%

NDP:
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Centennial Resource
Development, Inc.	Common Stock	117,239	12/28/2016	$1,704,655	$2,132,577	0.9%
Energy Transfer Equity, L.P.	Master Limited Partnership	44,365	01/12/17	798,570	777,718	0.3
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,261,532	1.0
				$4,271,448	$5,171,827	2.2%

TPZ:
Investment Security	Investment Type	Principle Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Blue Racer Midstream, LLC,
6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,070,000	2.4%
Cheniere Corp.,
7.000%, 06/30/2024*	Corporate Bond	$4,000,000	05/19/16-10/24/16	4,207,500	4,480,000	2.6
Cheniere Corp.,
5.875%, 03/31/2025*	Corporate Bond	$2,000,000	12/6/16	2,000,000	2,115,000	1.2
DCP Midstream LLC,
9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,510,000	2.6
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,356,253	2.0
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,238,582	1.3
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,613,185	0.9
Gibson Energy Inc.,
6.750%, 07/15/2021*	Corporate Bond	$4,500,000	06/26/13-07/01/13	4,459,760	4,668,750	2.7
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,140,000	1.3
Pattern Energy Group Inc.,
5.875%,02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/24/17	1,011,875	1,026,250	0.6
PDC Energy Company,
6.125%, 09/15/2024*	Corporate Bond	$2,000,000	09/28/16	2,047,500	2,065,000	1.2
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,200,000	2.5
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,500,000	09/17/12	1,616,250	1,591,050	0.9
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,052,500	1.8
Energy Transfer Equity, L.P.	Master Limited Partnership	30,902	01/12/17	556,236	541,712	0.3
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,908,204	1.1
				$40,914,186	$43,576,486	25.4%

*Security is eligible for resale under Rule 144A under the 1933 Act.

58	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Notes to Financial Statements (unaudited) (continued)

7. Investment Transactions

For the period ended February 28, 2017, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$172,767,550	$110,088,314	$16,691,363	$25,464,330	$12,385,264
Sales	$179,141,677	$105,838,427	$18,404,698	$27,776,280	$12,162,722

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of February 28, 2017 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
Series	Maturity Date	Interest Rate		Payment Frequency	Notional Amount	Estimated Fair Value
Series M	September 27, 2017	2.75%		Semi-Annual	$13,000,000	$13,196,071
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,180,989
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,260,013
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	12,965,332
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,236,838
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,472,376
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,269,852
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,491,563
Series LL	June 14, 2020	2.16	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,621,507
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,482,224
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	25,644,248
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,779,346
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	9,960,456
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,314,416
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,340,980
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,839,348
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,487,375
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	19,875,651
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,022,430
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,660,272
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	9,953,313
Series MM	June 14, 2025	2.21	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,241,924
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	9,961,893
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	29,408,258
					$412,500,000	$418,666,675

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from December 14, 2016 through March 13, 2017. The weighted-average interest rate for the period from December 1, 2016 through February 28, 2017 was 2.14%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from December 14, 2016 through March 13, 2017. The weighted-average interest rate for the period from December 1, 2016 through February 28, 2017 was 2.19%.

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

TYG’s Series G Notes with a notional amount of $30,000,000 and a fixed interest rate of 5.85% were paid in full upon maturity on December 21, 2016.

NTG:
Series	Maturity Date	Interest Rate		Payment Frequency	Notional Amount	Estimated Fair Value
Series C	December 15, 2017	3.73%		Quarterly	$57,000,000	$58,129,530
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,153,868
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,260,013
Series K	September 9, 2019	2.25	%(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	117,895,620
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,090,135
Series L	April 17, 2021	2.47	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,083,276
					$284,000,000	$292,612,442

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from December 9, 2016 through March 8, 2017. The weighted-average rate for the period from December 1, 2016 through February 28, 2017 was 2.24%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from January 17, 2017 through April 16, 2017. The weighted-average rate for the period from December 1, 2016 through February 28, 2017 was 2.40%.

TTP:
Series	Maturity Date	Interest Rate		Payment Frequency	Notional Amount	Estimated Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,140,513
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,025,817
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,717,638
Series G	December 12, 2022	2.00	%(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$34,883,968

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from December 12, 2016 through March 12, 2017. The weighted-average interest rate for the period from December 1, 2016 through February 28, 2017 was 1.99%.

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at February 28, 2017. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of February 28, 2017 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

60	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Notes to Financial Statements (unaudited) (continued)

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at February 28, 2017. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$85,819,588
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	80,917,671
			16,500,000	$165,000,000	$166,737,259

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at February 28, 2017. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$66,341,305
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,031,841
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	40,338,980
			4,400,000	$110,000,000	$111,712,126

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at February 28, 2017. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,441,723

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2016 through February 28, 2017, as well as the principal balance and interest rate in effect at February 28, 2017 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$157,500,000	$90,000,000	$117,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 13, 2017	June 22, 2018	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%(1)	0.15%	0.15%	0.20%(2)	0.20%(3)
For the period ended February 28, 2017:
Average principal balance	$66,900,000	$63,000,000	$51,200,000	$15,800,000(4)	$64,600,000	$50,000,000
Average interest rate	1.95%	1.95%	1.95%	1.95%(4)	1.55%	1.55%
As of February 28, 2017:
Principal balance outstanding	$61,400,000	$63,000,000	$45,700,000	$16,700,000(4)	$65,100,000	$51,100,000
Interest rate	1.99%	1.99%	1.99%	1.96%(4)	1.59%	1.58%

(1)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(3)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(4)	TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the period from December 1, 2016 through February 28, 2017 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2017, each Fund was in compliance with credit facility terms.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

62	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Notes to Financial Statements (unaudited) (continued)

Details of the interest rate swap contracts outstanding for TYG as of February 28, 2017, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$(35,833)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(212,432)
		$15,000,000			$(248,265)

Details of the interest rate swap contracts outstanding for TPZ as of February 28, 2017, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	08/07/2017	$6,000,000	1.89%	3-month U.S. Dollar LIBOR	$(21,990)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(51,398)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	60,029
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(40,144)
		$21,000,000			$(53,503)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2016 through February 28, 2017 was approximately $15,000,000 and $22,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at February 28, 2017:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$60,029	$(60,029)	$—	$—	$—	$—

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$248,265	$—	$248,265	$—	$—	$248,265
TPZ: Interest Rate Swap Contracts	$113,532	$(60,029)	$53,503	$—	$—	$53,503

Written Call Options
Transactions in written option contracts for TTP and NDP for the period from December 1, 2016 through February 28, 2017, are as follows:

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	5,857	$462,996	36,989	$2,153,562
Options written	17,025	1,219,110	115,398	5,769,477
Options closed*	(16,626)	(1,242,120)	(100,779)	(5,451,857)
Options exercised	(581)	(63,423)	(590)	(34,628)
Options expired	—	—	(7,016)	(449,095)
Options outstanding at February 28, 2017	5,675	$376,563	44,002	$1,987,459

*	The aggregate cost of closing written option contracts was $844,183 for TTP and $2,720,695 for NDP, resulting in net realized gains of $397,937 and $2,731,162 for TTP and NDP, respectively.

Tortoise Capital Advisors	63

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at February 28, 2017:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$248,265
TTP: Written equity call options	Options written, at fair value	$80,222
NDP: Written equity call options	Options written, at fair value	$470,416
TPZ: Interest rate swap contracts	Interest rate swap contracts	$53,503

The following table presents the effect of derivatives on the Statements of Operations for the period ended February 28, 2017:

			Net Unrealized
Derivatives not accounted for as	Location of Gains	Net Realized Gain	Appreciation
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(59,413)	$116,786
TTP: Written equity call options	Options	$397,937	$1,291,702
NDP: Written equity call options	Options	$3,180,256	$7,677,882
TPZ: Interest rate swap contracts	Interest rate swaps	$(50,475)	$99,805

12. Subsequent Events

TYG:
TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On March 31, 2017, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $12,750.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

64	Tortoise Capital Advisors

2017 1st Quarter Report | February 28, 2017

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2016 through February 28, 2017, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$55,250	$44,000	$23,000	$23,000	$18,750

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2016 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	65

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com